EXHIBIT 99.1

TECH DISPOSAL, INC.
 (A Development Stage Company)

AUDIT REPORT OF INDEPENDENT ACCOUNTANTS
AND
FINANCIAL STATEMENTS

From Inception on March 26, 2010 through December 31, 2010

TECH DISPOSAL, INC.
 (A Development Stage Company)

__________________________________________________________________

SADLER, GIBB & ASSOCIATES, L.L.C.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Tech Disposal, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Tech Disposal, Inc. as of December 31, 2010, and the related statements of operations, stockholders’ equity and cash flows for the period from inception on March 26, 2010 through December 31, 2010.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Tech Disposal, Inc. as of December 31, 2010, and the results of their operations and their cash flows for the period from inception on March 26, 2010 through December 31, 2010, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had accumulated losses of $41,228 for the period from inception on March 26, 2010 through December 31, 2010 which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC
Sadler, Gibb & Associates, LLC
Salt Lake City, UT
October 13, 2011

TECH DISPOSAL, INC.
(A Development Stage Company) Balance Sheets

ASSETS

December 31,
2010

CURRENT ASSETS

Cash	$56

Total Current Assets	56

PROPERTY AND EQUIPMENT, net	10,091

OTHER ASSETS

Deposits	2,500

Total Other Assets	2,500

TOTAL ASSETS	$12,647

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$-

Total Current Liabilities	-

STOCKHOLDERS' EQUITY

Common stock; 100 shares authorized,
at no par value, 100 shares
issued and outstanding	100
Additional paid-in capital	53,775
Accumulated deficit	(41,228)

Total Stockholders' Equity	12,647

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,647

The accompanying notes are an integral part of these financial statements.

TECH DISPOSAL, INC.
(A Development Stage Company)
Income Statement

From Inception
on March 26,
2010 Through
December 31,
2010

REVENUE	$1,900
COST OF GOODS SOLD	2,519
GROSS PROFIT	(619)

OPERATING EXPENSES

Depreciation	484
Officer compensation	7,633
Impairment of asset	11,400
General and administrative	21,092

Total Operating Expenses	40,609

OPERATING INCOME (LOSS)

NET LOSS BEFORE INCOME TAXES	(41,228)

Income taxes	-

NET LOSS	$(41,228)

BASIC AND DILUTED INCOME LOSS PER
COMMON SHARE	$(412.28)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	100

The accompanying notes are an integral part of these financial statements.

TECH DISPOSAL, INC.
(A Development Stage Company)
Statements of Stockholders' Equity

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-In	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Balance at inception March 26, 2010	-	$-	$-	$-	$-

Common stock issued to founders for cash at $1.00	100	100	-	-	100

Contributed capital	-	-	53,775	-	53,775

Net loss from inception to December 31, 2010	-	-	-	(41,228)	(41,228)

Balance at December 31, 2010	100	100	53,775	(41,228)	12,647

The accompanying notes are an integral part of these financial statements.

TECH DISPOSAL, INC.
(A Development Stage Company) Statements of Cash Flows

From Inception
on March 26,
2010 Through
December 31,
2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(41,228)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation expense	484
Impairment expense	11,400
Expenses paid on Company's behalf
by a related party	24,200
Changes to operating assets and liabilities:

Net Cash Used in Operating Activities	(5,144)

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES

Capital contributions	5,100
Common stock issued for cash	100

Net Cash Provided by Financing Activities	5,200

NET INCREASE IN CASH	56
CASH AT BEGINNING OF PERIOD	-
CASH AT END OF PERIOD	$56

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID FOR:

Interest	$-
Income taxes	$-

NON CASH FINANCING ACTIVITIES:

Inventory received as contributed capital	$11,400
Fixed assets received as contributed capital	$10,575
Deposits received as contributed capital	$2,500

The accompanying notes are an integral part of these financial statements.

TECH DISPOSAL, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010

NOTE 1 – NATURE OF OPERATIONS

Tech Disposal, Inc. (“the Company”) was incorporated in Ohio on March 26, 2010. The Company is in the business of recycling and renovating used office equipment, including computers, monitors and copiers.  The Company is classified as a development stage entity under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates

In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses in the statement of operations. Actual results could differ from those estimates.

Fair Value of Financial Instruments and Derivative Financial Instruments

The Company has adopted the accounting guidance under ASC 820, Fair Value Measurements, as well as certain related FASB staff positions.  This guidance defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact business and considers assumptions that marketplace participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

The guidance also establishes a fair value hierarchy for measurements of fair value as follows:

▪	Level 1 – quoted market prices in active markets for identical assets or liabilities.

▪
Level 2 – inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

▪	Level 3 – unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

As of December 31, 2010, the Company did not have Level 1, 2, or 3 financial assets, nor did it have any financial liabilities.  Financial instruments consist of cash, accounts receivable, and payables.  The fair value of financial instruments approximated their carrying values as of December 31, 2010.

TECH DISPOSAL, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic (Loss) per Common Share

Basic (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2010.

Valuation of Long-Lived Assets

Long-lived tangible assets and definite-lived intangible assets are reviewed for possible impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company uses an estimate of undiscounted future net cash flows of the assets over the remaining useful lives in determining whether the carrying value of the assets is recoverable. If the carrying values of the assets exceed the expected future cash flows of the assets, the Company recognizes an impairment loss equal to the difference between the carrying values of the assets and their estimated fair values.

Impairment of long-lived assets is assessed at the lowest levels for which there are identifiable cash flows that are independent from other groups of assets. The evaluation of long-lived assets requires the Company to use estimates of future cash flows. However, actual cash flows may differ from the estimated future cash flows used in these impairment tests. As of December 31, 2010, the Company recorded $11,400 of impairment expense.

Income Taxes

The Company provides for income taxes under ASC 740. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to the net loss before provision for income taxes for the following reasons:

December 31, 2010
Income tax expense (benefit) at statutory rate	$(16,079)
Valuation allowance	16,079)
Income tax expense per books	$-

TECH DISPOSAL, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes (Continued)

The Company’s deferred tax assets and liabilities are as follows:

December 31, 2010
Deferred tax assets:
Net operating loss carryover	$16,079)
Valuation allowance	(16,079)
Net deferred tax asset and liabilities	$-

In July, 2006, the FASB issued ASC 740, which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a return. ASC 740 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. ASC 740 became effective as of July 1, 2008 and had no impact on the Company’s financial statements.

The Company has filed income tax returns in the United States and Ohio. The year ended December 31, 2010 is open for examination. A change in the Company's ownership, as defined in the Internal Revenue Code Section 382, may result in an annual limitation on the amount of the Company's taxable income that may be offset with its net operating loss carry-forwards. The Company has not evaluated the impact of Section 382, if any, on its ability to utilize its net operating loss carry forwards in future years.

Stock Based Compensation

The Company accounts for its stock-based compensation in accordance with ASC 718 “Share-Based Payment. The Company recognizes in the statement of operations the grant-date fair value of stock options and other equity-based compensation issued to employees and non-employees. The Company did not grant any new employee options and no options were cancelled or exercised during the period ended December 31, 2010.

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Depreciation and amortization is calculated using the straight-line method over the expected useful life of the asset, after the asset is placed in service. The Company generally uses the following depreciable lives for its major classifications of property and equipment:

Assets	Estimated Useful Life
Equipment	5 Years
Furniture	5 Years
Vehicles	7 Years

TECH DISPOSAL, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company applies the provisions of ASC 605, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements.  ASC 605 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to goods and services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable, and (iv) collectability is reasonably assured. The Company sells refurbished electronic equipment and scrap electronic materials. All sales are for cash upon delivery of the product. Accordingly, revenues are recognized simultaneously when cash is received and the product is delivered. The Company does not extend credit to its customers but rather requires cash payment upon delivery.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position, or statements.

NOTE 3 - GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has accumulated losses of $41,228 as of December 31, 2010.  The Company has not earned significant revenues from operations since inception. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required and ultimately to attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4 – PROPERTY AND EQUIPMENT

The major classes of assets as of December 31, 2010 are as follows:

December 31, 2010
Vehicles	$10,575
Subtotal	10,575
Accumulated depreciation	(484)
Total	$10,091

Depreciation expense was $484, for the period ended December 31, 2010.

NOTE 5 – COMMON STOCK TRANSACTIONS

As of December 31, 2010, the Company has authorized 100 shares of common stock with no par value.

On March 31, 2010, the Company issued 100 shares to its founders for $100, or $1.00 per share.

NOTE 6 – RELATED PARTY TRANSACTIONS

During the period ended December 31, 2010, the Company’s sole shareholder contributed a total of $53,775 to the Company’s paid in capital for the purchase of fixed assets and to fund Company operations.

TECH DISPOSAL, INC.
(A Development Stage Company)
Notes to Financial Statements
December 31, 2010

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings

There are no legal proceedings, which the Company believes will have a material adverse effect on its financial position.

Operating Leases

The Company leases office and shop space in Columbus, Ohio under an operating lease.  The lease provides for a lease payment of $2,150 per month from January 1, 2011 through March 31, 2011, a lease payment of $2,650 per month from April 1, 2011 through June 30, 2013, and a lease payment of $2,950 per month from July 1, 2013 thereafter on a month-to-month basis.  Future minimum lease payments under the terms of the operating leases are as follows:

2011	$30,300
2012	35,400
2013	17,700
Thereafter	-
Total	$83,400

NOTE 8 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and has determined there are no material subsequent events to report.

TECH DISPOSAL, INC.
Balance Sheets (Unaudited)

ASSETS

	September 30,	December 31,
	2011	2010
	(Unaudited)
CURRENT ASSETS

Cash	$4,930	$56
Inventory	17,000	-

Total Current Assets	21,930	56

PROPERTY AND EQUIPMENT, net	8,410	10,091

OTHER ASSETS

Deposits	2,500	2,500

Total Other Assets	2,500	2,500

TOTAL ASSETS	$32,840	$12,647

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and accrued expenses	$7,022	$-

Total Current Liabilities	7,022	-

STOCKHOLDERS' EQUITY

Common stock; 100 shares authorized,
at no par value, 100 shares
issued and outstanding	100	100
Additional paid-in capital	62,525	53,775
Accumulated deficit	(36,807)	(41,228)

Total Stockholders' Equity	25,818	12,647

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$32,840	$12,647

The accompanying notes are an integral part of these financial statements.

F - 1

TECH DISPOSAL, INC.
Statements of Operations
(Unaudited)

				From Inception
	For the Three	For the Three	For the Nine	on March 26,
	Months Ended	Months Ended	Months Ended	2010 Through
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010

REVENUES	$262,192	$1,500	$435,716	$1,500

Cost of Sales	221,462	-	332,949	-

Gross Profit	40,730	1,500	102,767	1,500

OPERATING EXPENSES

Depreciation expense	2,732	-	3,981	-
Officer compensation	-	-	7,500	-
General and administrative	45,749	(76)	86,865	19

Total Operating Expenses	48,481	(76)	98,346	19

OPERATING INCOME (LOSS)

NET INCOME (LOSS) BEFORE INCOME TAXES	(7,751)	1,576	4,421	1,481

Income taxes	-	-	-	-

NET INCOME (LOSS)	$(7,751)	$1,576	$4,421	$1,481

BASIC AND DILUTED INCOME (LOSS) PER
COMMON SHARE	$(77.51)	$15.76	$44.21	$14.81

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	100	100	100	100

The accompanying notes are an integral part of these financial statements.

F - 2

TECH DISPOSAL, INC.
Statements of Stockholders' Equity (Unaudited)

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-In	Development	Stockholders'
	Shares	Amount	Capital	Stage	Equity

Balance at inception March 26 ,2010	-	$-	$-	$-	$-

Common stock issued to founders for cash at $1.00	100	100	-	-	100

Contributed capital	-	-	53,775	-	53,775

Net loss from inception to December 31, 2010	-	-	-	(41,228)	(41,228)

Balance at December 31, 2010	100	100	53,775	(41,228)	12,647

Contributed capital (unaudited)	-	-	8,750	-	8,750

Net income for the nine months
ended September 30, 2011 (unaudited)	-	-	-	4,421	4,421

Balance at September 30, 2011 (unaudited)	100	$100	$62,525	$(36,807)	$25,818

The accompanying notes are an integral part of these financial statements.

F - 3

TECH DISPOSAL, INC.
Statements of Cash Flows
(Unaudited)

		From Inception
	For the Nine	on March 26,
	Months Ended	2010 Through
	September 30,	September 30,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$4,421	$1,481
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation	3,981	-
Expenses paid on Company's behalf
by a related party	6,450	-
Changes to operating assets and liabilities:
Inventory	(17,000)
Accounts payable	7,022	-

Net Cash Provided by (Used in) Operating Activities	4,874	1,481

CASH FLOWS FROM INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES

Common stock issued for cash	-	100

Net Cash Provided by Financing Activities	-	100

NET INCREASE IN CASH	4,874	1,581
CASH AT BEGINNING OF PERIOD	56	-
CASH AT END OF PERIOD	$4,930	$1,581

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION:

CASH PAID FOR:

Interest	$-	$-
Income taxes	$-	$-

NON CASH FINANCING ACTIVITIES:

Fixed assets received as contributed capital	$2,300	$3,075
Deposits received as contributed capital	$-	$2,500

The accompanying notes are an integral part of these financial statements.

F - 4

TECH DISPOSAL, INC.
Condensed Notes to Financial Statements
September 30, 2011 and December 31, 2010
(Unaudited)

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at September 30, 2011, and for all periods presented herein, have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted.  It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 2010 audited financial statements.  The results of operations for the periods ended September 30, 2011 and 2010 are not necessarily indicative of the operating results for the full years.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition
 The Company applies the provisions of ASC 605, which provides guidance on the recognition, presentation and disclosure of revenue in financial statements.  ASC 605 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to goods and services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable, and (iv) collectability is reasonably assured. The Company sells refurbished electronic equipment and scrap electronic materials. All sales are for cash upon delivery of the product. Accordingly, revenues are recognized simultaneously when cash is received and the product is delivered. The Company does not extend credit to its customers but rather requires cash payment upon delivery.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position or statements.

NOTE 3 – RELATED PARTY TRANSACTIONS

During the period ended September 30, 2011, the Company’s sole shareholder contributed $8,750 to the Company’s paid in capital for the purchase of fixed assets and to fund Company operations.

NOTE 4 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, Company management reviewed all material events through the date of this report and determined that there are no additional material subsequent events to report.

F - 5